                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                               Brightpoint, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278


                                                                  April 25, 2001


Dear Brightpoint, Inc. Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") which will be held on Thursday, June 7, 2001, at 9:00 A.M. local time, at the offices of Baker & Daniels, 300 North Meridian Street, 27th Floor, Indianapolis, Indiana 46204.

         The Company's 2001 annual meeting will be held solely to tabulate the votes cast and report the results of voting on the Election of the Class I directors and those other matters listed in the accompanying Proxy Statement. It is not anticipated that any presentations or other business will be conducted at the meeting. A written report of the results of the vote will be posted on the Company's web site following the annual meeting.

         This Proxy Statement and the accompanying proxy card are furnished to the stockholders of the Company in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders to be held on June 7, 2001, and any adjournment thereof.

         The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the annual meeting.

         Your Board of Directors unanimously believes that the election as a director of the nominees listed in the accompanying Proxy Statement is in the best interests of the Company and its stockholders, and accordingly, recommends a vote "FOR" such nominees.

         It is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 40 Wall Street, New York, New York 10005 or by telephone at 1-800-937-5449.

         You may submit your proxy vote with the enclosed paper card or you can vote by telephone or via the Internet. See Voting by Telephone or via the Internet in the Proxy Statement for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card, your prompt vote by telephone or via the Internet. We appreciate your continued support.


                                             Sincerely yours,

                                             /s/ Robert J. Laikin

                                             Robert J. Laikin
                                             Chairman of the Board and
                                             Chief Executive Officer

                                BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278

               --------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD THURSDAY, JUNE 7, 2001
               --------------------------------------------------

To the Stockholders of BRIGHTPOINT, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Brightpoint, Inc. ("Annual Meeting") will be held on Thursday, June 7, 2001, at 9:00 A.M. local time, at the offices of Baker & Daniels, 300 North Meridian Street, 27th Floor, Indianapolis, Indiana 46204 for the following purposes:

         1. To elect three (3) Class I directors to hold office until the Annual Meeting of Stockholders to be held in 2004 and until their successors have been duly elected and qualified; and

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         Brightpoint, Inc.'s 2001 Annual Meeting will be held solely to tabulate the votes cast and report the results of voting on the matters listed in the accompanying Proxy Statement. It is not anticipated that there will be other business transacted or that any presentation concerning the business of Brightpoint, Inc. will be made. Certain senior executives of Brightpoint, Inc. may be in attendance to answer questions following the Annual Meeting.

PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF BRIGHTPOINT, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES). IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF BRIGHTPOINT STOCK TO GAIN ADMISSION TO THE MEETING.

                                             By Order of the Board of Directors,

                                             /s/ Steven E. Fivel

                                             Steven E. Fivel
                                             Secretary

April 25, 2001

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PAPER PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU CHOOSE YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                BRIGHTPOINT, INC.

                              6402 CORPORATE DRIVE

                           INDIANAPOLIS, INDIANA 46278


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


                         ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, JUNE 7, 2001

                  This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Brightpoint, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 7, 2001, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                  Management intends to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about April 27, 2001.

                  Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

                  The address and telephone number of the principal executive offices of the Company are: 6402 Corporate Drive, Indianapolis, Indiana 46278, telephone no.: (317) 297-6100.

                  The following questions and answers provide important information about the Annual Meeting and this Proxy Statement:

Q.  What am I voting on?

A. Election of three Class I directors (J. Mark Howell, Stephen H. Simon and Todd H. Stuart).


Q.  Who is entitled to vote?

A. Stockholders of record as of the close of business on April 20, 2001, are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company's common stock held.


Q.  How do I vote?

A. You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR the election of the Class I directors specified in the Proxy Statement.

You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

Q.  How may I revoke or change my vote?

A. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.


Q.  How do I sign the paper proxy card?

A. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all the owners.


Q.  What does it mean if I receive more than one proxy card?

A. It may mean that you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.


Q.  Who will count the votes?

A. A member of the Company's Corporate Finance staff will tabulate the votes and act as the independent inspector of election.


Q.  What constitutes a quorum?

A. A majority of the outstanding shares, present or represented by proxy, of the Company's common stock constitutes a quorum for the Annual Meeting. As of April 20, 2001, 55,798,305 shares of the Company's common stock $.01 par value per share (the "Common Stock") were issued and outstanding.


Q.  How many votes are needed for the election of the directors?

A. The directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the three nominees receiving the highest number of votes will be elected as directors. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted for the three nominees whose names are printed on the proxy card (J. Mark Howell, Stephen H. Simon and Todd H. Stuart). Abstentions and broker non-votes (as described below) will have no effect on the election of directors.

Q.  What is a "broker non-vote"?

A. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

Q.  Where will the Annual Meeting be held?

A. The Annual Meeting will be held at the offices of Baker & Daniels, 300 North Meridian Street, 27th Floor, Indianapolis, Indiana 46204 on Thursday, June 7, 2001, at 9:00 a.m local time. Brightpoint, Inc.'s 2001 Annual Meeting will be held solely to tabulate the votes cast and report the results of voting on the matters listed in the proxy statement. It is not anticipated that there will be other business transacted or that any presentation will be made concerning the Company's business. Certain senior executives of the Company may be in attendance to answer questions following the Annual Meeting.



                       OUTSTANDING STOCK AND VOTING RIGHTS

                  Only stockholders of record at the close of business on April 20, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 55,798,305 shares of Common Stock, the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

                  The Class I directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by an Inspector of Election who is expected to be a member of the Company's Corporate Finance staff.

                  In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors.

                  The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                  The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company.

VOTING BY TELEPHONE OR VIA THE INTERNET

                  For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you already have been offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m. (EDT) on June 6, 2001. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

                  For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-776-9437 or you may vote via the Internet at www.voteproxy.com.

                  The telephone and Internet voting procedures are designed to authenticate stockholders identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                              ELECTION OF DIRECTORS

                  The Company's By-laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year's Annual Meeting, three (3) Class I directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2004. The Board of Directors have nominated J. Mark Howell, Stephen H. Simon and Todd H. Stuart to serve as Class I directors. Each of the directors will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

                  At this year's Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as is designated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

                  The following table sets forth the name, age and principal occupation of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company:

                                CLASS I DIRECTORS

                                 (To be elected)
                             (Term Expires in 2004)


                                                   PRINCIPAL OCCUPATION
        NAME OF NOMINEE             AGE                 OR EMPLOYMENT                      DIRECTOR SINCE
        ---------------             ---            --------------------                    --------------
J. Mark Howell...............       36     President and Chief Operating Officer                1994
                                           of the Company
Stephen H. Simon.............       35     President and Chief Executive Officer,               1994
                                           Melvin Simon & Associates, Inc.
Todd H. Stuart...............       35     Vice President and Director of Stuart's              1997
                                           Moving and Storage, Inc.

         The following tables set forth similar information with respect to incumbent directors in Class II and Class III of the Board of Directors who are not nominees for election at this Annual Meeting:

                               CLASS II DIRECTORS

                             (Term Expires in 2002)


                                                       PRINCIPAL OCCUPATION
        NAME OF DIRECTOR            AGE                    OR EMPLOYMENT                      DIRECTOR SINCE
        ----------------            ---                --------------------                   --------------
Robert J. Laikin.............       37     Chairman of the Board and Chief Executive               1989
                                           Officer of the Company
Robert F. Wagner.............       66     Partner of Law Firm of Lewis & Wagner                   1994
Rollin M. Dick...............       69     Office of the Chief Executive                           1994
                                           Officer of Haverstick Consulting Inc.


                               CLASS III DIRECTORS

                             (Term Expires in 2003)


                                                    PRINCIPAL OCCUPATION
        NAME OF DIRECTOR            AGE                 OR EMPLOYMENT                      DIRECTOR SINCE
        ----------------            ---             --------------------                   --------------
         John W. Adams              52     Vice President of Browning Investments,              1994
                                           Inc.
         Jerre L. Stead             58     Retired Chairman and Chief Executive                 2000
                                           Officer of Ingram Micro Inc.

                  Set forth below is a description of the backgrounds of each of the directors and executive officers of the Company:

                  Robert J. Laikin, a founder of the Company, has been a director of the Company since its inception in August 1989. Mr. Laikin has been Chairman of the Board and Chief Executive Officer of the Company since January 1994. Mr. Laikin was President of the Company from June 1992 until September 1996 and Vice President and Treasurer of the Company from August 1989 until May 1992. From July 1986 to December 1987, Mr. Laikin was Vice President and, from January 1988 to February 1993, President of Century Cellular Network, Inc., a company engaged in the retail sale of cellular telephones and accessories. Mr. Laikin is a director of First Indiana Corporation, a publicly-held diversified financial services holding company.

                  J. Mark Howell has been a director of the Company since October 1994. Mr. Howell has been President of the Company since September 1996 and Chief Operating Officer of the Company from September 1995 to April 16, 1998 and from July 16, 1998 to present. He was Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of the Company from July 1994 until September 1996. From July 1992 until joining the Company, Mr. Howell was Corporate Controller for ADESA Corporation, a company which owns and operates automobile auctions in the United States and Canada. Prior thereto, Mr. Howell was a Manager with Ernst & Young LLP.

                  John W. Adams has been a director of the Company since April 1994. Since October 1983, Mr. Adams has been Vice President of Browning Investments, Inc., a commercial real estate development company. Mr. Adams is a trustee of Century Realty Trust, a publicly-held real estate investment trust.

                  Rollin M. Dick has been a director of the Company since April 1994. From December 2000 to present Mr. Dick has been employed in the Office of the Chief Executive Officer of Haverstick Consulting Inc., a professional consulting firm offering business consulting, application development and integration services. From February 1986 to April 2000, Mr. Dick was Executive Vice President, Chief Financial Officer and a director of Conseco, Inc., a publicly-held life insurance holding company.

                  Stephen H. Simon has been a director of the Company since April 1994. Mr. Simon has been President and Chief Executive Officer of Melvin Simon & Associates, Inc., a privately-held shopping center development company, since February 1997. From December 1993 until February 1997, Mr. Simon was Director of Development for an affiliate of Simon Property Group, a publicly-held real estate investment trust. From November 1991 to December 1993, Mr. Simon was Development Manager of Melvin Simon & Associates, Inc.

                  Jerre L. Stead has been a director of the Company since June 2000. From August 1996 to June 2000 he was Chairman of the Board and from August 1996 to March 2000 he was Chief Executive Officer of Ingram Micro Inc., a worldwide distributor of information technology products and services. He served as Chairman and Chief Executive Officer of Legent Corporation, a software development Company from January 1995 until its acquisition in September 1995. From September 1991 through December 1994 he was employed by AT&T, lastly as Executive Vice President of AT&T and Chairman and Chief Executive Officer of AT&T's Global Information Solutions (NCR Corporation). Mr. Stead is a director of Armstrong Holdings, Inc., a parent holding company of Armstrong World Industries, Inc., a company that designs, manufactures and sells interior furnishings. He is also a director of Thomas & Betts Corp., a manufacturer of electrical connectors and components and of Conexant Systems, Inc. a provider of semi-conductor products and systems solutions.

                  Todd H. Stuart has been a director of the Company since November 1997. Mr. Stuart has been Vice President, since May 1993, and Director of Transportation, since May 1985, of Stuart's Moving and Storage, Inc., a provider of domestic and international logistics and transportation services.

                  Robert F. Wagner has been a director of the Company since April 1994. Mr. Wagner has been engaged in the practice of law with the firm of Lewis & Wagner since 1973.

                  Phillip A. Bounsall, age 40, has been Executive Vice President, Chief Financial Officer and Treasurer of the Company since October 1996. From March 1994 until September 1996, Mr. Bounsall was Chief Financial Officer of Walker Information, Inc., a provider of stakeholder measurement and other information services. Previously, Mr. Bounsall was a senior manager with Ernst & Young LLP, where he worked for 12 years.

                  Steven E. Fivel, age 40, has been Executive Vice President, General Counsel and Secretary of the Company since January 1997. From December 1993 until January 1997, Mr. Fivel was an attorney with an affiliate of Simon Property Group, a publicly-held real estate investment trust. From February 1988 to December 1993, Mr. Fivel was an attorney with Melvin Simon & Associates, Inc., a privately-held shopping center development company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all required reports were filed on a timely basis.

                      MEETINGS OF DIRECTORS AND COMMITTEES

                  During the fiscal year ended December 31, 2000, the Board of Directors held four meetings. In addition, the Board took other action by unanimous written consent in lieu of a meeting. During 2000, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

                  The Board of Directors maintains a Compensation Committee which has the power to establish the compensation policies of the Company and the specific compensation of the Company's executive officers and to administer the Company's 1994 Stock Option Plan, 1996 Stock Option Plan, the Non-Employee Director Stock Option Plan and the Brightpoint, Inc. 1999 Employee Stock Purchase Plan. The current members of the Compensation Committee are Messrs. Wagner and Adams. During 2000, the Compensation Committee held three meetings and also took action by unanimous written consent in lieu of a meeting.

                  The Board of Directors also maintains an Audit Committee which has the power to recommend to the Board, and monitor the performance of, the firm of independent public accountants to be selected by the Company and supervise the audit and financial procedures of the Company. The current members of the Audit Committee are Messrs. Dick, Stead and Stuart none of whom are employees of the Company and each of whom meet the independence and financial literacy requirements under current National Association of Securities Dealers corporate governance standards. The Audit Committee has a written charter that sets forth the duties and responsibilities of its members. A copy of the charter is attached as Exhibit A to this Proxy Statement. During 2000, the Audit Committee held four meetings.

                  The Board of Directors has also designated an Executive Committee which is comprised of Messrs. Dick, Howell, Laikin and Wagner. The Executive Committee did not meet in 2000. The Company does not have a Nominating Committee.

REPORT OF AUDIT COMMITTEE

                  In March 2001, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with its independent auditors, Ernst & Young LLP regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from Ernst & Young LLP regarding its independence and has discussed with Ernst & Young LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                             Rollin M. Dick
                                             Jerre L. Stead
                                             Todd H. Stuart

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

                  The following table discloses for the periods presented the compensation for the person who served as the Company's Chief Executive Officer and for each of the other executive officers (not including the Chief Executive Officer) of the Company whose total individual compensation exceeded $100,000 for the Company's fiscal year ended December 31, 2000 (the "Named Executives").


                                                                                                            LONG-TERM COMPENSATION
                                                                                                           ------------------------
                                                                                                                    AWARDS
                                                                      ANNUAL COMPENSATION                  ------------------------
                                                          -------------------------------------------             SECURITIES
                                                                                      OTHER ANNUAL                UNDERLYING
NAME AND PRINCIPAL POSITION                  YEAR          SALARY           BONUS     COMPENSATION(1)               OPTIONS
-----------------------------------------   -----         --------        --------    ---------------      ------------------------
Robert J. Laikin........................     2000         $350,000        $288,750            $2,550                340,000
Chairman of the Board and Chief              1999          275,000         250,000             2,400                350,000
Executive Officer                            1998          200,000         200,000             2,250                350,000

J. Mark Howell..........................     2000          250,000         206,250             2,550                260,000(2)
President and Chief Operating Officer        1999          225,000         150,000             2,400                225,000
                                             1998          200,000         200,000             2,292                300,000

Phillip A. Bounsall.....................     2000          225,000         185,625             2,550                230,000(2)
Executive Vice President, Chief              1999          200,000         135,000             2,400                190,000
Financial Officer and Treasurer              1998          150,000         100,000             2,263                150,000

Steven E. Fivel.........................     2000          175,000         108,400             2,550                175,000(2)
Executive Vice President, General            1999          162,500         100,000             2,400                110,000
Counsel and Secretary                        1998          150,000         100,000             1,094                125,000


(1) Represents the Company's matching contributions to the respective employees 401(k) accounts. Does not include refunds to the 401(k) Plan paid in 2001 of $1,349 relating to ERISA compliance testing for the years 1999 and 2000.
(2) Does not include certain options originally granted in fiscal 1996 and 1997 to Messrs. Howell (750,000); Bounsall (125,000) and Fivel (62,500),
        the expiration dates of which were extended during fiscal 2000 for three years from their original expiration dates.

OPTION GRANTS IN LAST FISCAL YEAR

                  The following table provides information with respect to individual stock options granted during fiscal 2000 to each of the Named
Executives:


                                                  % OF TOTAL                                     POTENTIAL REALIZABLE
                                                   OPTIONS                                       ANNUAL RATES OF STOCK
                                  SHARES          GRANTED TO                                    PRICE APPRECIATION FOR
                                UNDERLYING        EMPLOYEES       EXERCISE                            OPTION TERM
                                  OPTIONS         IN FISCAL        PRICE       EXPIRATION    ----------------------------
      NAME                     GRANTED(1)(2)         YEAR          ($/SH)         DATE           5%               10%
-------------------------      -------------     ------------     --------     -----------   ----------------------------
Robert J. Laikin........          140,000            6.3          $ 15.938      1/25/2005    $  616,472     $   1,362,243
                                  200,000            9.0             8.813      7/25/2005       486,974         1,076,085


J. Mark Howell..........          110,000            4.9            15.938      1/25/2005       484,371         1,070,334
                                  150,000            6.7             8.813      7/25/2005       365,230           807,064


Phillip A. Bounsall.....           95,000            4.3            15.938      1/25/2005       418,321           924,379
                                  135,000            6.1             8.813      7/25/2005       328,707           726,357


Steven E. Fivel.........           75,000            3.4            15.938      1/25/2005       330,253           729,773
                                  100,000            4.5             8.813      7/25/2005       243,487           538,042


---------------

(1) All options were granted under the Company's 1994 Stock Option Plan. All options are exercisable as to one-third of the shares covered thereby on the first, second and third anniversaries of the date of grant.

(2) Does not include certain options originally granted in fiscal 1996 and 1997 to Messrs. Howell (750,000); Bounsall (125,000) and Fivel (62,500), the expiration dates of which were extended during fiscal 2000 for three years from their original expiration dates.

(3) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                  The following table sets forth information concerning each exercise of stock options by each of the Named Executives during the fiscal year ended December 31, 2000 and the value of unexercised stock options held by the Named Executives as of December 31, 2000:


                                                                   NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                                 SHARES                         AT DECEMBER  31, 2000 (1)           AT DECEMBER  31, 2000 (1)
                                ACQUIRED       VALUE          ------------------------------      ------------------------------
NAME                          ON EXERCISE     REALIZED        EXERCISABLE     UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
--------------------------    -----------   -----------       -----------     --------------      -----------      -------------
Robert J. Laikin.........        578,330    $4,018,315            550,003        689,997               --                --
J. Mark Howell...........         75,010       689,914          1,222,659        512,341               --                --
Phillip A. Bounsall......             --            --            338,334        406,666               --                --
Steven E. Fivel..........             --            --            232,502        289,998               --                --

---------------

(1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock.

DIRECTOR COMPENSATION

                  For the fiscal year ended December 31, 2000, non-employee directors received annual cash compensation of $30,000 for services rendered in their capacity as Board members. In addition, members of the Executive, Audit and Compensation Committees received annual payments of $6,400, $3,600 and $3,600, respectively, as members of such committees. The Company has adopted a Non-Employee Director Stock Option Plan (the "Director Plan") pursuant to which 937,500 shares of Common Stock are reserved for issuance to non-employee directors. The Director Plan provides that eligible directors automatically receive a grant of options to purchase 10,000 shares of Common Stock upon first becoming a director and, thereafter, an annual grant, in January of each year, of options to purchase 4,000 shares. All of such options are granted at fair market value on the date of grant and are exercisable as to all of the shares covered thereby commencing one year from the date of grant. To date, the Company has granted to each of Messrs. Adams, Dick, Simon and Wagner options to purchase 106,625 shares of Common Stock pursuant to the Director Plan and 10,000 shares of Common Stock pursuant to the Company's 1996 Stock Option Plan and has granted Mr. Stuart and Mr. Stead options to purchase 36,000, and 14,000 shares of Common Stock, respectively pursuant to the Director Plan. During the year ended December 31, 2000, the Company granted options to purchase 4,000 shares of Common Stock, at an exercise price of $13.75 per share, to each of Messrs. Adams, Dick, Simon, Stead, Stuart and Wagner.

EMPLOYMENT AGREEMENTS

                  The Company has entered into five-year "evergreen" employment agreements with each of Messrs. Laikin and Howell which are automatically renewable for successive one-year periods and provide for an annual base compensation of $450,000 and $325,000 respectively, and such bonuses as the Board of Directors may from time to time determine. If the Company provides the employee with notice that it desires to terminate the agreement or terminates the agreement without cause, there is a final five-year term commencing on the date of such notice. The employment agreements provide for employment on a full-time basis and contain a provision that the employee will not compete or engage in a business competitive with the business of the Company during the term of the employment agreement and for a period of two years thereafter. The employment agreements also provide that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, as defined, the employee will be entitled to receive severance pay equal to the highest of (a) $2,250,000 for Mr. Laikin and $1,625,000 for Mr. Howell or (b) five times the total compensation (including salary, bonus and the value of all perquisites) received from the Company during the twelve months prior to the date of termination. If after or as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, the employee will be entitled to receive severance pay equal to ten times the total compensation (including salary, bonus, the value of all perquisites and the value of all stock options granted to the employee) received from the Company during the twelve months prior to the date of termination. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, the Company terminates the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable. For purposes of such agreements, a "change of control" shall be deemed to occur, unless previously consented to in writing by the respective employee, upon (i) individuals who constituted the then current Board of Directors of the Company ceasing to constitute a majority of the Board of Directors, (ii) subject to certain specified exceptions, the acquisition of beneficial ownership of 15% or more of the voting securities of the Company by any person or entity not affiliated with the respective employee or the Company,
(iii) the commencement of a proxy contest against management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of the voting securities of the Company, (iv) the consummation under certain conditions by the Company of a reorganization, merger or consolidation or sale of all or substantially all of the assets of the Company to any person or entity not affiliated with the respective employee or the Company, or (v) the complete liquidation or dissolution of the Company. In addition, the Company has entered into three-year "evergreen" employment agreements with each of Messrs. Bounsall and Fivel, which are automatically renewable for successive one-year periods and provide for an annual base compensation of $290,000 for Mr. Bounsall and $225,000 for Mr. Fivel. If the Company provides the employee with notice that it desires to terminate the agreement without cause, there is a final three year term commencing on the date of such notice. The agreements provide otherwise for substantially the same terms as the employment agreements described above, except that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, as defined, the employee will be entitled to receive the highest of (a) $870,000 in the case of Mr. Bounsall and $675,000 in the case of Mr. Fivel or (b) three times the total compensation (including salary, bonus and the value of all perquisites ) received from the Company during the twelve months prior to the date of termination. If after or as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, the employee will be entitled to receive severance pay equal to six times the compensation (including, salary, bonus, and the value of all perquisites and the value of all stock options granted to the employee) received or earned from the Company during the twelve months prior to the date of termination. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, the Company terminates the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has a Compensation Committee of the Board of Directors comprised of non-employee directors and currently consisting of Messrs. Wagner and Adams. Decisions as to executive compensation are made by the Board of Directors, primarily upon the recommendation of such Committee. Mr. Wagner is a partner in a law firm which received fees in exchange for services rendered to the Company during the year ended December 31, 2000. The Board of Directors which includes Messrs. Laikin and Howell has not modified or rejected any recommendations of the Compensation Committee as to the compensation of the Company's executive officers. During the fiscal year ended December 31, 2000, none of the executive officers of the Company has served on the board of directors or the compensation committee of any other entity, any of whose officers serves on the Company's Board of Directors or Compensation Committee.

REPORT ON EXECUTIVE COMPENSATION

                  As noted above, compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by the Compensation Committee. There is no formal compensation policy for the Company's executive officers, other than the employment agreements described above.

                  Base Salary. Compensation for executive officers consists of base salary, bonus and stock option awards all of which are determined after taking into consideration a variety of factors, including the Company's desire to retain key employees. The base salaries of the Company's executives are fixed pursuant to the terms of their respective employment agreements with the Company. The Compensation Committee reviews the salary of executive officers for reasonableness based on job responsibilities and a limited review of compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The Committee's recommendations to the Board of Directors are based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of the Company's executives during 2000, the Committee considered the Company's financial and operating results. Salaries are reevaluated by the Committee each year to determine whether such salaries are reasonable in light of each executive's expected duties.

                  Bonuses. Bonuses for the Company's executive officers are not determined through the use of specific criteria. Rather, the Committee bases bonuses on the Company's overall performance, including, but not limited to profitability, capital management and other qualitative and quantitative measurements. In determining the amount of bonuses awarded, the Committee considers current market factors, the Company's revenues and profitability for the applicable period and each executive's contribution to the Company. The Company's executive officers were awarded bonuses with respect to fiscal 2000 which were deemed appropriate based upon the factors discussed above.

                  Stock Options. Stock options awards under the Company's Employee Stock Option Plan are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. The size and grant of actual awards during 2000 was determined by the Committee on an informal basis. The Committee's determination as to the size of actual awards to individual executives was subjective, after taking into account the relative responsibilities and contributions of the individual executives. The number or value of options currently held by an executive is not taken into account in determining the number of stock options granted.

                  In reviewing Mr. Laikin's performance and determining compensation, the Committee considered the Company's overall performance, including, but not limited to, growth in earnings per share, revenue, enhancements in customer service and improvement in capital efficiency. Mr. Laikin's base salary, was paid in accordance with his employment agreement. Bonus and stock option awards for the year ended December 31, 2000 were based on the Company's overall performance, with no component of such compensation based on any particular measure of performance.


                                             COMPENSATION  COMMITTEE
                                             Robert F. Wagner
                                             John W. Adams

                             STOCK PERFORMANCE GRAPH

         The following line graph compares, from December 31, 1995 through December 31, 2000, the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising the NASDAQ Market Value Index and the Media General Financial Services Electronics Wholesale Industry Group Index ("MG Group Index"). During 1998, Media General Financial Services restructured its industry group classification system replacing its former Electronic Equipment Distributors group with the Electronics Wholesale Industry Group. The Company believes that this restructuring did not materially affect the applicable index. The comparison assumes $100 was invested on December 31,1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. Historical stock price is not necessarily indicative of future stock price performance.


                              [PERFORMANCE GRAPH]


                                          12/31/95       12/31/96      12/31/97      12/31/98      12/31/99       12/31/00
                                          --------       --------      --------      --------      --------       --------
Brightpoint, Inc.................           100.00         315.77        368.17        364.86        348.27          92.87
MG Group Index...................           100.00         118.87        129.49        106.68        127.98          98.00
NASDAQ Market Value Index........           100.00         124.27        152.00        214.39        378.12         237.66

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, based on information obtained from the persons named below, (i) by each person known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) by each of the Named Executives, (iii) by each of the Company's directors, and (iv) by all executive officers and directors of the Company as a group:


                                                                        AMOUNT AND NATURE
                                                                        OF BENEFICIAL           PERCENTAGE OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                 OWNERSHIP(2)                  SHARES OWNED
---------------------------------------                                 ------------------      -------------------------
Robert J. Laikin(3)..................................................       1,143,854                      2.0
J. Mark Howell(4)....................................................       1,378,632                      2.5
Phillip A. Bounsall(5)...............................................         437,882                       *
Steven E. Fivel(6)...................................................         299,965                       *
Rollin M. Dick(7)....................................................         307,125                       *
John W. Adams(8).....................................................          36,000                       *
Stephen H. Simon(9)..................................................          72,000                       *
Jerre L. Stead(10)...................................................          10,000                       *
Robert F. Wagner(11).................................................          49,650                       *
Todd H. Stuart(12)...................................................          32,000                       *
All executive officers and directors
as a group (ten persons)(13).........................................       3,767,108                      6.7

----------------------

*        Less than 1%.

(1) The address for each of such individuals, unless specified otherwise in a subsequent footnote, is in care of Brightpoint, Inc., 6402 Corporate Drive, Indianapolis, Indiana 46278.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 713,336 shares which are exercisable within 60 days of the Record Date. Includes 422,956 shares owned by Mr. Laikin. Includes 6,352 shares allocated from the Brightpoint, Inc. 1999 Employee Stock Purchase Plan ("ESPP") and 1,210 shares allocated from the Brightpoint, Inc. 401k Plan ("401(k)"). Does not include options to purchase 666,664 shares.

(4) Includes 1,358,194 shares underlying options which are exercisable within 60 days of the Record Date. Includes 19,300 shares owned by J. Mark Howell and 1,138 shares allocated from the 401(k). Does not include options to purchase 486,806 shares.

(5) Includes 420,001 shares underlying options which are exercisable within 60 days of the Record Date. Includes 9,000 shares owned by Mr. Bounsall's wife. Includes 2,634 shares allocated from the ESPP and 547 shares allocated from the 401(k). Includes 5,700 shares held in the Howell Family Educational Trust of which Mr. Bounsall is a trustee and as to which shares Mr. Bounsall, as trustee, has voting and dispositive power. Does not include options to purchase 419,999 shares.

(6) Includes 295,835 shares underlying options which are exercisable within 60 days of the Record Date. Includes 3,000 shares owned by Mr. Fivel. Includes 676 shares allocated from the ESPP and 454 shares allocated from the 401(k). Does not include options to purchase 301,665 shares.

(7) Includes: (i) 230,625 shares held in the name of Rollin M. Dick, (ii) 44,500 shares held by the Helping Fund, a charitable organization established under Section 501(c)(3) of the Code, of which Mr. Dick is a trustee, and (iii) 32,000 shares underlying options which are exercisable within 60 days of the Record Date. Does not include (i) 529,874 shares held of record by the Rollin M. Dick and Helen E. Dick 1996 GRAT Irrevocable Trust II of which shares Mr. Dick's wife as trustee has voting and dispositive power but as to which Mr. Dick disclaims beneficial ownership and (ii) options to purchase 4,000 shares.

(8) Includes 32,000 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 4,000 shares.

(9) Includes 32,000 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 4,000 shares.

(10) Includes 10,000 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 4,000 shares.

(11) Includes 32,000 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 4,000 shares.

(12) Includes 32,000 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 4,000 shares.

(13) Includes an aggregate of 2,957,366 shares underlying options which are exercisable within 60 days of the Record Date, including those listed in notes (3) through (11), above.

                              CERTAIN TRANSACTIONS

                  The Company utilizes the services of a third party for the purchase of corporate gifts, promotional items and standard and personalized corporate stationery. Prior to June 1, 2000 Mrs. Judy Laikin, the mother of Robert J. Laikin, owned this third party. For the year ended December 31, 2000, the Company purchased approximately $186,400 of services and products from this entity. The Company believes these purchases by the Company were made on terms no less favorable than could be made from an unrelated party.

                  During the fiscal year ended December 31, 2000 the Company paid Stuart's Moving & Storage approximately $134,000 for certain moving expenses. Todd H. Stuart, a director of the Company, is an officer of Stuart's Moving and Storage. The Company believes that the services provided to it by Stuart's Moving & Storage were on terms no less favorable than could have been obtained from an unrelated party.

                  During 1999 the Company entered into an agreement to provide product distribution, fulfillment and other integrated logistics services to TelStreet.com, Inc., a privately-held company that was engaged in the business of selling wireless communications products and related accessories through the Internet and activating wireless service to end-user customers. Messrs. Laikin and Howell were directors and stockholders and Messrs. Bounsall, Fivel, Adams, Dick, Simon, Stuart and Wagner were stockholders of TelStreet.com, Inc. Certain of Mr. Laikin's relatives were also stockholders of TelStreet.com, Inc. TelStreet.com, Inc. was acquired by Buy.com Inc. in August 2000 in exchange for shares of common stock of Buy.com Inc. in an amount equal to approximately 1% of Buy.com's outstanding common stock. None of the officers or directors of the Company are, or at any time have been, officers or directors of Buy.com Inc. During 2000 the Company's transactions with TelStreet.com, Inc. and Buy.com Inc. accounted for approximately $563,000 and $916,000, respectively, of the Company's revenue.

                              INDEPENDENT AUDITORS

                  The Company has engaged Ernst & Young LLP as its independent auditors since October 1994. Ernst & Young LLP reported on the financial statements of the Company for the fiscal year ended December 31, 2000 and it is currently anticipated that Ernst & Young LLP will be selected by the Board of Directors to audit and report on the financial statements of the Company for the year ending December 31, 2001. The Company does not expect representatives of Ernst & Young LLP to be present at the Annual Meeting.

                  AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 (the "2000 fiscal year") and the reviews of the financial statements included in the Company's Form 10-Qs for the 2000 fiscal year totaled $638,000.

                  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for professional services related to financial information systems design and implementation by Ernst & Young LLP for the 2000 fiscal year.

                  ALL OTHER FEES. The aggregate fees billed for services rendered by Ernst & Young LLP, other than for audit and information technology services, described in the preceding two paragraphs, totaled $601,700 for fiscal 2000. These other fees were comprised of fees for audit related services of $310,900 and non-audit services of $290,800. Fees for audit related services were primarily for statutory audits and other regulatory compliance reporting.

                  The Audit Committee has considered whether the provision of services covered in the preceding two paragraphs is compatible with maintaining Ernst & Young LLP's independence.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

              Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders for its fiscal year ending December 31, 2001 to be held in the year 2002 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than December 26, 2001 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Such proposals must be presented in a manner consistent with the Company's By-Laws and applicable laws. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company at 6402 Corporate Drive, Indianapolis, Indiana 46278.

              After the December 26, 2001 deadline, a stockholder may present a proposal at the Company's 2002 Annual Meeting if it is submitted to the Company's Secretary at the address set forth above no later than March 13, 2002. If timely submitted, the stockholder may present the proposal at the 2002 Annual Meeting but the Company is not obligated to present the matter in its proxy statement.

                                OTHER INFORMATION

                  A copy of the Company's 2000 Annual Report to Stockholders is being furnished herewith to each stockholder of record as of the close of business on April 20, 2001. Copies of the Company's Annual Report on Form 10-K will be provided upon written request to the Company at 6402 Corporate Drive, Indianapolis, Indiana 46278, Attention Investor Relations. Form 10-K also is available on the Company's website at www.brightpoint.com.

                  The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                             By order of the Board of Directors,

                                             /s/ Steven E. Fivel

                                             Steven E. Fivel
                                             Secretary

April 25, 2001

                                   EXHIBIT "A"

                                BRIGHTPOINT, INC.
                             AUDIT COMMITTEE CHARTER

The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Brightpoint, Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.


COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and financial literacy and expertise requirements of the National Association of Securities Dealers. The members of the Committee will be elected by the Board and will be listed in the annual report to the stockholders. One of the members of the Committee will be elected Committee Chair by the Board.


RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit processes. In addition, the Committee provides an avenue for communication between the Company's Internal Audit Department ("Internal Audit"), the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's business conduct guidelines.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. The Committee may meet in separate executive sessions with the chief financial officer, independent auditors and Internal Audit when considered appropriate by the Committee.


SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

2. Review with the Company's management, Internal Audit and independent auditors any significant changes in the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their report on internal controls.

3. Review with the Company's management, Internal Audit and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements.

4. Review the scope of Internal Audit's work plan for the year and receive a summary report of major findings by Internal Audit and how management is addressing the conditions reported. Discuss with Internal Audit any changes required to the work plan and any difficulties encountered in the course of the audits, including any restrictions on the scope of their work or access to required information.

5. Review the scope and general extent of the independent auditors' annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6. Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Discuss, prior to filing Forms 10-Q, with the independent auditors any matters identified through procedures followed for the review of interim quarterly financial statements

8. At the completion of the annual audit, review with management, Internal Audit and the independent auditors the following:

         - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to stockholders and on Form 10-K.

         - Results of the audit of the financial statements and the related report thereon and, if applicable, any changes during the year in accounting principles and their application.

         - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire of the independent auditors whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

         - Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, discuss with the independent auditors their judgement about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

         If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

9. After preparation of the proxy statement by management and review thereof by independent auditors, prepare the report of the Committee required under SEC rules to be included in the Company's annual proxy statement. This charter is to be published as an appendix to the proxy statement every three years.

10. Meet with management, Internal Audit and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent auditors.

12. Review the appointment and replacement of the senior Internal Audit executive.

13. Discuss with management the periodic reports of the Company's Compliance Committee. Report to the Board any matters that are deemed appropriate. Review with management, Internal Audit and the independent auditors the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

                                BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 7, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints PHILLIP A. BOUNSALL and STEVEN
E. FIVEL, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") on Thursday, June 7, 2001 at 9:00 a.m. local time, at the offices of Baker & Daniels located at 300 North Meridian Street, 27th Floor, Indianapolis, Indiana 46204 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

                                    (Continued and to be signed on reverse side)

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[X]   PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE

1.  ELECTION OF CLASS          [ ]             [ ]        Nominees: J. Mark Howell     2.    In  their  discretion,   the
    I DIRECTORS:             FOR the         WITHHOLD               Stephen H. Simon   Proxies  are  authorized  to  vote
                            nominees       AUTHORITY to             Todd H. Stuart     upon such  other  business  as may
                            listed at      vote for the                                properly come before the meeting.
                          right (except      nominee                                   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                          as marked to      listed at                                  THE INSTRUCTIONS GIVEN ABOVE. IF NO
                          the contrary        right.                                   INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE
                             below).                                                   VOTED FOR THE NOMINEE LISTED ABOVE. Please
                                                                                       mark, sign, date and return this proxy card
                                                                                       using the enclosed envelope.



Signature:                           Signature if held jointly:                                          Dated:             , 2001
          ---------------------------                          -----------------------------------------        ------------

NOTE:  Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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